SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2005


                               DRYCLEAN USA, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                0-9040                                    11-2014231
-------------------------------------- -----------------------------------------
       (Commission File Number)                (IRS Employer Identification No.)

     290 N.E. 68 STREET, MIAMI, FLORIDA                              33138
-------------------------------------------------                 --------------
   (Address of principal executive offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 754-4551

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
---------         ------------------------------------------

         (a) On October 31, 2005, the Company received a letter dated as of October 30, 2005, extending until October 30, 2006 its existing $2,250,000 revolving line of credit facility. In addition, the Loan Agreement, dated as of December 19, 2001, as amended, under which the revolving line of credit facility was established, was amended to eliminate the event of default that could have been caused by virtue of any future reduction in the ownership interest of William Steiner, Michael Steiner and/or a Steiner family trust.

Item 9.01          Financial Statements and Exhibits.
---------          ----------------------------------

                   (a) Financial Statements of Businesses Acquired:      None

                   (b) Pro Forma Financial Information:                  None

                   (c) Exhibits:

                   4.01 Letter, dated as of October 30, 2005, from Wachovia Bank, National Association extending the Company's revolving credit facility.

                   4.02 Letter, dated as of October 30, 2005, from Wachovia Bank, National Association eliminating the event of default that could have been caused by virtue of any future reduction in the ownership interest of William Steiner, Michael Steiner and/or a Steiner family trust.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DRYCLEAN USA, Inc.


Date:    November 4, 2005                By:  /s/ Michael S. Steiner
                                              ----------------------------------
                                                Michael S. Steiner
                                                President

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------------------------------------------------


4.01 Letter, dated as of October 30, 2005, from Wachovia Bank, National Association extending the Company's revolving credit facility.

4.02 Letter, dated as of October 30, 2005, from Wachovia Bank, National Association eliminating the event of default that could have been caused by virtue of any future reduction in the ownership interest of William Steiner, Michael Steiner and/or a Steiner family trust.